UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

DARLING INGREDIENTS INC.

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Your Vote Counts!

DARLING INGREDIENTS INC.

2022 Annual Meeting

Vote by May 09, 2022

11:59 PM ET

You invested in DARLING INGREDIENTS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2022.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 10, 2022 10:00 AM CDT
vote without entering a
control number	Virtually at: www.virtualshareholdermeeting.com/DAR2022

*

If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Randall C. Stuewe	For

1b.	Charles Adair	For

1c.	Beth Albright	For

1d.	Celeste A. Clark	For

1e.	Linda Goodspeed	For

1f.	Enderson Guimaraes	For

1g.	Dirk Kloosterboer	For

1h.	Mary R. Korby	For

1i.	Gary W. Mize	For

1j.	Michael E. Rescoe	For

2.	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

3.	Advisory vote to approve executive compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.